Exhibit 99.2

August 9, 2016 Recent Results and Developments Second Quarter 2016

Statements made in this presentation regarding American Public Education, Inc . or its subsidiaries, that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Forward - looking statements can be identified by words such as “anticipate", “believe”, “seek”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “should”, “will” and “would” . These forward - looking statements include, without limitation, statements regarding expected growth, expected registrations and enrollments, expected revenues, and expected earnings . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including the various risks described in the “ Risk Factors ” section and elsewhere in the American Public Education ’ s Annual Report on Form 10 - K for the year ended December 31 , 2015 , Quarterly Report on Form 10 - Q for the three months ended June 30 , 2016 and in the American Public Education’s other filings with the SEC . American Public Education undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2 Advancing the Learning Experience | Exploring New Opportunities SAFE HARBOR STATEMENT American Public Education, Inc.

SECOND QUARTER 2016 RESULTS Quality Mix of Students Continued to Improve • APUS continued to focus on improving student persistence and on attracting new students with greater college readiness. • Net course registrations by returning students at APUS declined 5.2%, compared to the prior year period . • The first course pass and completion rate for APUS undergraduate students using Federal Student Aid increased 28% for the three months ended May 31, 2016, compared to the same period of 2015. • Bad debt expense as a percentage of revenue decreased to 2.3%, compared to 4.9% in the second quarter of 2015. • Hondros College of Nursing received approval to open a new campus in suburban Toledo, OH. For the six months ended June 30, 2016 APUS Net Course Registrations by Primary Funding Source Other 13% FSA/Title IV 29% Military/TA 36% VA 22% 3 Advancing the Learning Experience | Exploring New Opportunities FSA   -15.3% TA   -5.2% VA   -2.4% OTHER   -5.6% Total:   -7.8% 2Q2016 Change (y/y) APUS Net Course Registrations by Primary Funding Source

APUS INSTITUTIONAL GOALS Stabilizing Enrollment & Improving Persistence 4 Advancing the Learning Experience | Exploring New Opportunities Increase Student Persistence Enroll College - Ready Students Key Initiatives: • Geographic Targeted Marketing • Brand Positioning • Emphasis on Differentiated Programs • Optimizing Assessments • Enhancing Application Processes Anticipated Benefits: • Increased Lifetime Value/ROI • Lower Bad Debt Expense • Improved Student Experience • Increased Referrals

FINANCIAL RESULTS SUMMARY Second Quarter 2016 Advancing the Learning Experience | Exploring New Opportunities 5 • Consolidated revenue decreased 4.5% to $76.7 million, compared to $80.3 million in the same period of 2015. • Operating margins decreased to 13.9%, compared to 14.4% in the same period of 2015. • Instructional costs and services increased as a percentage of revenue to 38.0%, compared to 37.0% in the prior year period. • Selling and promotional expenses decreased as a percentage of revenue to 19.5%, compared to 20.1% in the prior year period. • General and administrative expenses as a percentage of revenue decreased to 22.3% compared to 22.6% in the prior year period. • Net income decreased to $6.6 million or approximately $0.41 per diluted share, compared to $7.1 million or approximately $0.42 per diluted share in the prior year period. • Cash and cash equivalents increased to $124.1 million, compared to $105.7 million at December 31, 2015.

FINANCIAL/OPERATIONAL OUTLOOK Third Quarter 2016 Advancing the Learning Experience | Exploring New Opportunities 6 The following statements are based on current expectations. These statements are forward - looking and actual results may differ materially. Approximate Change (y/y) APUS Net course registrations 1 by new students - 27% to - 23% APUS Net course registrations 1 - 13% to - 10% HCON New student enrollment 2 Approx. - 20% HCON Total student enrollment 2 Approx. - 11% Total consolidated revenue - 6% to - 3% Total net income per diluted share $0.26 to $0.31 Third Quarter 2016 1 APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty . 2 HCON Student Enrollment represents the total number of students enrolled in a course immediately after the quarter’s add/drop period .

Second Quarter 2016 Financial Results Conference Call August 9, 2016